Exhibit 21.1

SUBSIDIARIES OF

SKY FINANCIAL GROUP, INC.

December 31, 2006

ENTITY NAME, LOCATION & OWNERSHIP	JURISDICTION OF INCORPORATION OR ORGANIZATION

A. Issuer and Parent Company

Sky Financial Group, Inc.	Ohio
Bowling Green, Ohio

B. Bank and Bank-Owned Subsidiaries of Issuer

1. Sky Bank	Ohio
Salineville, Ohio
Sky Financial Group, Inc. owns 100%

a. Belmont Investment and Financial Services, Inc. (inactive)	Ohio
St. Clairsville, Ohio
Sky Bank owns 100%

b. Insurance Holding Company (inactive)	Michigan
Bowling Green, Ohio
Sky Bank owns 100%

c. Metropolitan Savings Service Corporation	Ohio
Bowling Green, Ohio
Sky Bank owns 100%

d. Sky Access, Inc. (inactive)	Ohio
Lisbon, Ohio
Sky Bank owns 100%

e. Sky Capital LLC	Delaware
Wilmington, Delaware
Sky Bank owns 100%

f. Sky Community Development Company	Ohio
Bowling Green, Ohio
Sky Bank owns 100%

g. Union Investment Services, Inc. (inactive)	Indiana
Indianapolis, Indiana
Sky Bank owns 100%

2. Sky Trust, National Association	United States
Pepper Pike, Ohio

Sky Financial Group, Inc. owns 100%

C. Financial Service Subsidiaries of Issuer

1. Access Partners, LLC	Indiana
Evansville, Indiana
Sky Financial Group, Inc. owns 51%

2. Belmont Financial Network, Inc.	Ohio
Massillon, Ohio
Sky Financial Group, Inc. owns 100%

3. First Western Capital Trust I	Delaware
Wilmington, Delaware
Sky Financial Group, Inc. owns 100%

4. Freedom Financial Life Insurance Company	Arizona
Phoenix, Arizona
Sky Financial Group, Inc. owns 100%

5. M&E Investment Group, Inc.	Pennsylvania
Carnegie, Pennsylvania
Sky Financial Group, Inc. owns 100%

6. Metropolitan I Corporation (inactive)	Ohio
Bowling Green, Ohio
Sky Financial Group, Inc. owns 100%

7. Mid Am Capital Trust I	Delaware
Wilmington, Delaware
Sky Financial Group, Inc. owns 100%

8. Prospect Trust I	Delaware
Wilmington, Delaware
Sky Financial Group, Inc. owns 100%

9. RWELL Corporation (inactive)	Ohio
Wellsville, Ohio
Sky Financial Group, Inc. owns 100%

10. Sky Financial Capital Trust I	Delaware
Wilmington, Delaware
Sky Financial Group, Inc. owns 100%

11. Sky Financial Capital Trust II	Delaware
Wilmington, Delaware
Sky Financial Group, Inc. owns 100%

12. Sky Financial Capital Trust III	Delaware
Wilmington, Delaware
Sky Financial Group, Inc. owns 100%

13. Sky Financial Capital Trust IV	Delaware
Wilmington, Delaware
Sky Financial Group, Inc. owns 100%

14. Sky Holdings, Inc.	Delaware
Wilmington, Delaware
Sky Financial Group, Inc. owns 100%

15. Sky Insurance, Inc.	Ohio
Maumee, Ohio
Sky Financial Group, Inc. owns 100%
a. Celaris Brokerage LLC	Ohio
Cleveland, Ohio
Sky Insurance, Inc. owns 100%

16. Sky Settlement Services, LLC	Pennsylvania
Pittsburgh, Pennsylvania
Sky Financial Group, Inc. owns 50%

17. WMC Acquisition LLC	Indiana
Fort Wayne, Indiana
Sky Financial Group, Inc. owns 100%

a. Waterfield Capital Trust I	Delaware
Wilmington, Delaware
WMC Acquisition LLC owns 100%

b. Waterfield Capital Trust II	Delaware
Wilmington, Delaware
WMC Acquisition LLC owns 100%